UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 14, 2006

                     CHINA INDUSTRIAL WASTE MANAGEMENT, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                      002-95836-NY             13-3250816
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


                     China Industrial Waste Management Inc.
                                       c/o
               Dalian Dong Tai Industrial Waste Treatment Co., Ltd
                             No. 1 Huaihe West Road

                        E-T-D-Zone, Dalian, China 116600
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code: 01186-411-8762-2850


                 _____________________N/A______________________
           (Former Name and Address if Changed since the last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01    Other Events.

     On September 14, 2006, the Alberta Securities Commission, Canada, citing Goldtech Mining Corporation (the "Company"), 2006 ABASC 1690, under Securities Act, R. S. A. 2000, c. S-4 (the "Act"), provided notice to the Company, Glen Lochton Management Inc., and certain other individuals (collectively, "Respondent") that on October 27, 2006 it will set a date for a hearing on certain allegations that Respondents breached subsection 75(1) and 110(1) of the Act by trading and distributing securities of the Company in Alberta without registration or a prospectus or had appropriate exemption from the prospectus requirement, wherein such failure was contrary to the public interest. The Company intends to properly respond to these allegations.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CHINA INDUSTRIAL WASTE MANAGEMENT, INC.

                                  By: /s/ John Leo
                                     ------------------------------
                                     Name:  John Leo
                                     Title:    Secretary

Date: September 21, 2006